UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): March 16, 2000
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                          NORTH AMERICAN VACCINE, INC.
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             (Exact name of registrant as specified in its charter)


         Canada                     1-10451                    98-0121241
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  (State or other jurisdiction  (Commission File No.)      (IRS Employer
   of incorporation)                                       Identification No.)


         10150 Old Columbia Road Columbia, Maryland              21046
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         (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (410) 309-7100
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         (Former name or former address, if changed since last report.)

                                          Exhibit Index is on page 2.




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ITEM 5.   OTHER EVENTS.

      On March 16, 2000, North American Vaccine, Inc. (the "Company"), issued a press release regarding the status of its acquisition by Baxter International, Inc. ("Baxter"). The March 16 press release is attached hereto as Exhibit 99.1. On March 17, 2000, the Company issued a supplemental press release clarifying certain details from the March 16 press release. The March 17 press release is attached hereto as Exhibit 99.2.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

99.1.  Press release, dated March 16, 2000.

99.2.  Press release, dated March 17, 2000.











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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          NORTH AMERICAN VACCINE, INC.

                          By: /s/ Lawrence J. Hineline
                              ----------------------------
                                  Lawrence J. Hineline
                                  Vice President, Finance




Dated:    March 24, 2000














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